Oppenheimer Holdings Inc. New York, NY May 4, 2026 Annual Stockholders' Meeting

WELCOME to Oppenheimer's 2026 Annual Stockholders' Meeting May 4, 2026 2

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. ("Oppenheimer” or the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026 (the “2025 10-K”) and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 filed with the SEC on May 1, 2026 (the “2026 10-Q1”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part I, “Item 2. Management’s Discussion & Analysis of Financial Condition and Results of Operations” of the 2026 10-Q1. Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2025 10-K, the 2026 10-Q1 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 3

(1) Chart does not include $11.4 million allocated to Corporate/Other. (2) Represents book value less goodwill and intangible assets divided by number of shares outstanding. (3) Non-GAAP measures exclude a $70 million (pre-tax) accrual related to the "cash sweep" litigation settlement and $22.3 million (pre-tax) expense associated with the mark-to-market remeasurement of liability-based stock appreciation rights. Refer to the schedule on p. 16-17 for additional explanation of non-GAAP financial measures and a reconciliation of adjusted earnings per share to U.S. GAAP. (4) Attributable to Oppenheimer Holdings Inc. (5) Calculated using annualized dividends of $0.80 per share Business Overview Oppenheimer Snapshot (NYSE:OPY) 3/31/2026 12/31/2025 Stockholders' Equity ($M):(4) $952.4 $983.8 Market Cap ($M): $955.01 $760.56 Book Value per Share:(4) $88.95 $93.81 Tangible Book Value per Share:(2)(4) $72.28 $76.78 Share Price: $89.19 $72.29 (Loss) Earnings per Share (Basic):(4) $(1.93) $14.13 Adjusted Basic Earnings per Share (Basic) (Non- GAAP):(3)(4) $4.46 N/A (Loss) Earnings per Share (Diluted):(4) $(1.93) $13.04 Adjusted Earnings per Share (Diluted) (Non- GAAP):(3)(4) $4.21 N/A P/E Ratio (TTM): 9.62 5.12 Dividend Yield:(5) 0.90% 1.00 % Employees: 2,958 2,947 # of Financial Advisors: 932 924 Retail Branches in the US: 88 88 Client Assets under Administration ($B): $139.8 $143.3 Client Assets Under Management ($B): $54.1 $55.2 A Preeminent Wealth Manager and Investment Bank Wealth Management Private client services and asset management solutions tailored to individuals' unique financial objectives Capital Markets Investment banking services and capital markets products for institutions and corporations Business Mix - FY 2025 Revenue ($1,638.1M)(1) 4 36% 64% Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions.

• Hong Kong, China• London, UK • Geneva, Switzerland • St. Helier, Isle of Jersey • Tel Aviv, Israel Global Footprint Strong presence in the U.S. and internationally • 88 retail branches in the U.S. • 5 international offices • 2,958 employees − 932 financial advisors − 165+ institutional sales professionals − 35+ senior research analysts US London Hong Kong Tel Aviv Geneva St. Helier Wealth Management Institutional Equities Fixed Income Investment Banking Research Data as of March 31, 2026 5

Summary Operating Results: 2025 vs 2024 (Unaudited)

($000's, except otherwise indicated) For the 12-Months Ended

REVENUE	12/31/2025	12/31/2024	% Change
Commissions	$ 464,415	$ 409,710	13.4 %
Advisory fees	555,439	483,433	14.9 %
Investment banking	266,392	176,447	51.0 %
Bank deposit sweep income	114,811	138,770	(17.3)%
Interest	152,982	135,537	12.9 %
Principal transactions, net	50,214	54,684	(8.2)%
Other	33,818	33,915	(0.3)%
Total Revenue	**1,638,071**	**1,432,496**	**14.4 %**
EXPENSES			
Compensation and related expenses	1,016,506	936,814	8.5 %
Non-compensation related expenses	410,374	389,925	5.2 %
Total Expenses	**1,426,880**	**1,326,739**	7.5 %
Pre-tax income	211,191	105,757	99.7 %
Net income attributable to Oppenheimer Holdings Inc.	**$ 148,403**	**$ 71,557**	**107.4 %**
Earnings per share (Basic)[1]	$ 14.13	$ 6.91	104.5 %
Earnings per share (Diluted)[1]	$ 13.04	$ 6.37	104.7 %

[1] Attributable to Oppenheimer Holdings Inc.

Highlights

- Record high revenue of $1.6 billion, basic earnings per share of $14.13 and diluted earnings per share of $13.04
- Improved results in the Wealth Management segment driven by record high full year retail commissions and record high full year advisory fees attributable to a rise in billable AUM and an increase in incentive fees
- Profitable results in the Capital Markets segment driven by increased investment banking activity in addition to higher sales and trading revenue
- Compensation expenses increased from the prior year largely as a result of higher production-related expenses and incentive compensation accruals
- Returned value to shareholders by declaring a $1.00 per share special dividend payable in January 2026 while repurchasing 46,292 shares during the year at an average price of $64.36 per share
- The effective tax rate for the 2025 year improved to 29.9% compared with 32.6% for the prior year as the impact of certain unfavorable permanent items and nondeductible foreign losses was reduced due to higher income levels

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Summary Operating Results: 1Q-26 vs 1Q-25 (Unaudited)

OPPENHEIMER

($000's, except otherwise indicated)

REVENUE	For the 3-Months Ended 3/31/2026	3/31/2025	% Change
Commissions	$ 128,341	$ 110,878	15.7 %
Advisory fees	141,718	128,803	10.0 %
Investment banking	97,720	47,623	105.2 %
Bank deposit sweep income	26,118	30,075	(13.2)%
Interest	37,531	36,369	3.2 %
Principal transactions, net	10,787	8,975	20.2 %
Other	2,880	5,102	(43.6)%
Total Revenue	**445,095**	**367,825**	**21.0 %**
EXPENSES			
Compensation and related expenses[(2)]	296,001	227,091	30.3 %
Non-compensation related expenses[(3)]	176,095	99,358	77.2 %
Total Expenses	**472,096**	**326,449**	**44.6 %**
Pre-tax (loss) income	(27,001)	41,376	(165.3)%
Net (loss) income attributable to Oppenheimer Holdings Inc.	**$ (20,578)**	**$ 30,655**	**(167.1)%**
(Loss) Earnings per share (Basic) [1]	$ (1.93)	$ 2.93	(165.9)%
(Loss) Earnings per share (Diluted) [1]	$ (1.93)	$ 2.72	(171.0)%

[1] Attributable to Oppenheimer Holdings Inc.

[2] During the quarter-ended March 31, 2026, the Company incurred a $22.3 million (pre-tax) expense associated with a recurring liability-based employee compensation award program for financial advisors that are tied to our stock price.

[3] During the quarter-ended March 31, 2026, the Company incurred a $70 million (pre-tax) expense associated with a legal accrual for the settlement of the "cash sweep" class action litigation.

Highlights

Higher revenue for the first quarter of 2026 was driven by significantly higher investment banking fees, increased transaction-based commissions and greater advisory fees reflecting growth in billable assets under management ("AUM")

Assets under management and administration both increased year-over-year as of March 31, 2026, primarily due to market appreciation

Compensation expenses rose from the prior year quarter due mainly to elevated costs associated with stock appreciation rights[2] tied to the Company's share price, higher production-related costs and greater incentive compensation accruals

Non-compensation expenses significantly increased from the prior year quarter primarily due to legal costs associated with our settlement of the "cash sweep" class action litigation[3]

The Board of Directors increased the quarterly dividend to be paid on May 29, 2026 by 11.1% to $0.20 per common share

The effective tax rate for the current period was 23.8%, slightly lower when compared with 25.9% for the prior year period due to the impact of a discrete legal charge related to the "cash sweep" settlement recorded during the quarter

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8 Select Financial Measures Earnings (Loss) per Share ("EPS") ($)1 Net Income (Loss) ($M)1Revenue ($M) Stockholders’ Equity ($M)1 1 Attributable to Oppenheimer Holdings Inc. 2 Non-GAAP measure excludes a $70 million (pre-tax) accrual related to the "cash sweep" litigation settlement and $22.3 million (pre-tax) expense associated with the mark-to-market remeasurement of liability-based stock appreciation rights. Refer to the schedule on p. 16-17 for additional explanation of non-GAAP financial measures and a reconciliation of adjusted net income and adjusted earnings per share to U.S. GAAP. 2 1Q-26 Adjusted EPS 2

9 OPY Historical Stock Price $106.81 NYSE: OPY May 1, 2026 Da ily V ol um e OPY Class A stock price change after March 31, 2026 (through April 28th) $89.19 closing price on March 31, 2026

10 Capital Structure Book Value & Tangible Book Value per Share ($) Dividends and Stock Repurchases As of March 31, 2026 ($ in thousands) Total Assets: $ 3,815,278 Stockholders’ Equity:(1) $ 952,426 Broker-Dealer Regulatory Capital ($ in millions) Regulatory Net Capital: $ 437.2 Regulatory Excess Net Capital: $ 403.9 88.95 72.41 76.72 82.31 93.81 82.87 Average Short-term Borrowings • The Board of Directors announced a $0.02 or 11.1% increase in the quarterly dividend to $0.20 per share effective for the first quarter of 2026 payable on May 29, 2026 to holders of Class A non-voting and Class B voting common stock of record on May 15, 2026 • There were no OPY Class A stock repurchases during the quarter ended March 31, 2026 (1) Attributable to Oppenheimer Holdings Inc.

11 Interest and Fee Revenue Margin Lending Interest and Fee Revenue ($M) • Client funds swept into deposit accounts at participating banks and eligible for FDIC deposit insurance • 50+ participating banks • FDIC-Insured Bank Deposit program had a balance of $3.0 billion at 3/31/26 • Bank deposit sweep income of $110.9 million for TTM 3/31/26 FDIC-Insured Bank Deposit Program • Credit extended to clients on a collateralized basis • Average customer margin debits were $1.4 billion for TTM 3/31/26 • Margin interest revenue of $85.4 million for the TTM 3/31/26

Leading Wealth Management Platform Well-recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities Retail Services • Full-Service Brokerage • Financial Planning, Retirement Services, Insurance Solutions, Corporate & Executive Services & Trust Services • Margin & Securities Lending Advisory Services • Investment Policy Design & Implementation • Asset Allocation & Portfolio Construction • Research, Diligence & Manager Selection • Portfolio Monitoring & Reporting Alternative Asset Management • Hedge Funds & Fund-of-Funds • Private Equity Wealth Management Services Wealth Management Revenue ($M) Client Assets per Financial Advisor ($M) Wealth Management Pre-Tax Profit Margin 12 1 1 Adversely impacted by a $22.3 million (pre-tax) expense associated with stock appreciation rights

Wealth Management Metrics Sustained shift to Fee-Based Revenue Advisory Fees as a Percentage of Wealth Management Advisory Fees and Commissions Client Assets Under Administration ($B) Client Assets Under Management ($B) 13

18.4% Sales & Trading Revenues 2025 vs 2024 56.2% Investment Banking Revenues 2025 vs 2024 Capital Markets A leading capital markets business providing sophisticated investment banking, research and trading solutions Healthcare Technology Transportation & Logistics Financi l Institutions Consumer & Retail Industrials & Energy Capital Markets Revenue Breakdown 2025 Capital Markets Revenue ($M) Investment Banking Focus IndustriesInstitutional Equities • Sales and Trading • Equity Research − 36 senior research analysts covering ~675 companies • Corporate Access (Conferences & NDRs) Investment Banking • Mergers & Acquisitions • Equity Capital Markets • Debt Capital Markets • Restructuring & Special Situations Fixed Income • Taxable Fixed Income Sales & Trading • Non-Taxable Fixed Income Sales & Trading • Public Finance Eq ity Services 2025 $591.3M 14 $32.7 5%

Summary Investing in our future and poised for growth Technology Transportation & Logistics Energy 15 In Review Looking Forward In 2025, we achieved record revenue and EPS, driven by near-record Capital Markets revenue from increased investment banking activity and strong Wealth Management performance from record commissions and advisory fees Our solid capital position afforded us the ability to return capital to stockholders through a $1.00 per share special dividend payable in January 2026 while repurchasing 46,292 Class A non- voting common shares in 2025 Well-positioned to advise clients amid heightened macroeconomic uncertainty, evolving monetary policy, and a complex geopolitical landscape that continues to drive market volatility Will continue to pursue organic and inorganic growth opportunities in areas complimentary to our existing businesses while continuing to look at the independent channel and other strategic partnerships Moving into Q2-2026, we continue to moni or the geopolitical uncertainty, including escalati n ten ions involving Iran, and its potential impact on trade flows, market conditions, client activity and capital formation We are experiencing unprecedented demand for intern and analyst positions, which–together with selective hiring of qualified, experienced candidates—strengthens our long-term talent pipeline In Q1 2026, our core operating businesses built on the prior year's momentum, delivering strong segment performance with multiple contributors to year-over- year revenue growth We continued to strengthen our brand by refining and relaunching The Power of Oppenheimer Thinking campaign in Q1 2026, alongside repositioning our media strategy based on 2025 performance insights

Net (Loss) Income Attributable to Oppenheimer Holdings Inc. and (Loss) Earnings Per Share U.S. GAAP Reconciliation For the Three Month Ended March 31, 2026 For the Three Month Ended March 31, 2025 Net (loss) income attributable to Oppenheimer Holdings Inc. (U.S. GAAP) $ (20,578) $ 30,655 Non-GAAP adjustments: Class action sweep litigation settlement $ 70,000 $ — Liability-based stock appreciation rights expense $ 22,285 $ (2,742) Tax impact of Non-GAAP adjustments (1) $ (24,216) $ 714 Adjusted net income attributable to Oppenheimer Holdings Inc. (Non-GAAP) $ 47,491 $ 28,627 Basic (loss) earnings per share (U.S. GAAP) $ (1.93) $ 2.93 Impact of Non-GAAP adjustments $ 6.39 $ (0.19) Adjusted basic earnings per share (Non-GAAP) $ 4.46 $ 2.74 Diluted (loss) earnings per share (U.S. GAAP) $ (1.93) $ 2.72 Impact of Non-GAAP adjustments $ 6.14 $ (0.18) Adjusted diluted earnings per share (Non-GAAP) $ 4.21 $ 2.54 Weighted average share outstanding Basic (U.S. GAAP and Non-GAAP) 10,642,909 10,465,771 Diluted (U.S. GAAP) 10,642,909 11,277,939 Diluted (Non-GAAP) (2) 11,288,897 11,277,939 ('000s, except per share amounts) Reconciliation of net (loss) income attributable to Oppenheimer Holdings Inc. to adjusted net income attributable to Oppenheimer Holdings Inc., reconciliation of basic (loss) earnings per share to adjusted basic earnings per share, and reconciliation of diluted (loss) earnings per share to adjusted diluted earnings per share are as follows: (1) The tax impact is estimated using the statutory rates for the applicable entities (2) Includes 645,988 shares which were previously anti-dilutive due to the net loss, however, the Non-GAAP adjustments result in adjusted net income and those shares are now dilutive 16

Explanation of Non-GAAP Financial Measures The Company included certain non-GAAP financial measures within this presentation to supplement the U.S. Generally Accepted Accounting Principles ("GAAP") financial information. Adjusted results begin with information prepared in accordance with U.S. GAAP, and such results are adjusted to exclude, or include, certain items. Specifically, we included non-GAAP measures that adjust the Company’s net income and earnings per share to exclude the expense associated with the settlement of the class action “cash sweep” litigation because management does not view this as ordinary-course litigation for the Company given the nature of the claims and the manner in which the action was brought. We also included non-GAAP measures that exclude compensation expense related to the recurring, mark-to-market remeasurement of liability-based stock appreciation rights from net income and earnings per share because the period-to-period variability in this expense is largely driven by factors outside the Company’s direct control, including changes in the fair value of and underlying volatility levels in Oppenheimer Holdings Inc.’s Class A common stock price. For this reason, management expects to provide this non-GAAP measure in future reporting periods, subject to ongoing evaluation. The Company believes that these non-GAAP financial measures provide additional useful information for investors because they permit investors to view the Company's financial performance measures on a basis consistent with how management views the operating performance of the Firm. These non-GAAP financial measures, when presented in conjunction with comparable U.S. GAAP measures, are also useful to investors when comparing the Company’s results across different financial reporting periods on a consistent basis. The tables on the previous slide reconcile our non-GAAP financial measures to their respective U.S. GAAP measures. These non- GAAP financial measures have limitations as analytical tools and should not be considered in isolation from, as a substitute for, or superior to, the analysis of U.S. GAAP financial measures. 17